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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 30, 2003

CNH WHOLESALE RECEIVABLES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-107999 (Commission File Number)	20-0214383 (IRS Employer Identification No.)
100 South Saunders Road, Lake Forest (Address of Principal Executive Offices)		60045 (Zip Code)
Registrant's telephone number, including area code (847) 735-9200
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement dated September 24, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation, New Holland Credit Company, LLC, SG Cowen Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
1.2
Underwriting Agreement dated September 24, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation, New Holland Credit Company, LLC, SG Cowen Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Indenture dated as of September 1, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.2	Series 2003-1 Indenture Supplement dated as of September 30, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.3	Series 2003-2 Indenture Supplement dated as of September 30, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.4	Trust Agreement dated as of September 1, 2003 between CNH Wholesale Receivables Inc. and The Bank of New York.
4.5	Transfer and Servicing Agreement dated as of September 1, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation and CNH Wholesale Master Note Trust.
4.6	Case Receivables Purchase Agreement dated as of September 1, 2003 between Case Credit Corporation and CNH Wholesale Receivables Inc.
4.7	NH Receivables Purchase Agreement dated as of September 1, 2003 between New Holland Credit Company, LLC and CNH Wholesale Receivables Inc.
4.8	Administration Agreement dated as of September 1, 2003 among CNH Wholesale Master Note, JPMorgan Chase Bank and Case Credit Corporation.
8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated September 30, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH WHOLESALE RECEIVABLES INC. (Registrant)
Dated: September 30, 2003	By:	/s/ BRIAN O'KEANE Brian O'Keane Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1	Underwriting Agreement dated September 24, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation, New Holland Credit Company, LLC, SG Cowen Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
1.2
Underwriting Agreement dated September 24, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation, New Holland Credit Company, LLC, SG Cowen Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
4.1	Indenture dated as of September 1, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.2	Series 2003-1 Indenture Supplement dated as of September 30, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.3	Series 2003-2 Indenture Supplement dated as of September 30, 2003 between CNH Wholesale Master Note Trust and JPMorgan Chase Bank.
4.4	Trust Agreement dated as of September 1, 2003 between CNH Wholesale Receivables Inc. and The Bank of New York.
4.5	Transfer and Servicing Agreement dated as of September 1, 2003 among CNH Wholesale Receivables Inc., Case Credit Corporation and CNH Wholesale Master Note Trust.
4.6	Case Receivables Purchase Agreement dated as of September 1, 2003 between Case Credit Corporation and CNH Wholesale Receivables Inc.
4.7	NH Receivables Purchase Agreement dated as of September 1, 2003 between New Holland Credit Company, LLC and CNH Wholesale Receivables Inc.
4.8	Administration Agreement dated as of September 1, 2003 among CNH Wholesale Master Note, JPMorgan Chase Bank and Case Credit Corporation.
8.1	Tax Opinion of Mayer, Brown, Rowe & Maw LLP dated September 30, 2003.

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SIGNATURES
INDEX TO EXHIBITS